SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  June 2, 1999

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

Delaware                   000-21685                         54-1820617
(State of Incorporation)   (Commission File Number)          (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS.

                  InteliData Technologies Corporation, a Delaware corporation ("InteliData"), has entered into a letter of intent with Home Financial Network, Inc., a Delaware corporation ("HFN") dated June 2, 1999. The letter of intent contemplates that InteliData and HFN shall create a joint venture and shall discontinue merger negotiations contemplated by the April 1999 letter of intent. The joint venture is subject to execution of a definitive agreement. Under the letter of intent, HFN's Total Web Banking service offering and InteliData's Interpose service offering would be integrated into a joint offering known as "InterposeConnect."

                  A copy of the press release announcing the letter of intent is filed herewith.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)  Exhibits.

                  99.1  Press Release dated June 2, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            InteliData Technologies Corporation
                            (Registrant)


                            By: /s/ Albert N. Wergley
                                ---------------------
                                Albert N. Wergley
                                Vice President


Date:  June 3, 1999